EXHIBIT 99.2

    Funds from Operations (“FFO”) and Adjusted FFO, which is FFO adjusted to account for cash inflows or outflows associated with the deferred energy accounts, are presented here because NV Energy, Inc. (the “Company”) believes that these measures are useful to investors because the rating agencies use these measures when determining a company’s credit ratings.  The cost of the Company’s debt, the ability of the Company’s subsidiaries to pay dividends to the Company, and other capital and operational costs and expenses are impacted by the Company’s credit ratings.  The Company believes that net income (loss) is the most directly comparable GAAP measure to FFO.

    Since FFO excludes certain items includable in net income (loss), reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP measures.  FFO is not necessarily an indication of the Company’s cash flow available to fund cash needs.  Additionally, it should not be used as an alternative to net income (loss) when evaluating the Company’s financial performance or to cash flow from (used by) operating, investing and financing activities when evaluating the Company’s liquidity or ability to make cash distributions or pay debt service.  The FFO presented by the Company may not be comparable to the FFO presented by other utility companies.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
NV Energy, Inc.
Funds From Operations (FFO)
	Six Months ended June 30,		Year Ended December 31,						LTM June 30,
	2010	2009	2009		2008		2007		2010

Net Income (Loss)	$35,225	$(3,861)	$182,936		$208,887		$197,295		$222,022

Adjustments to reconcile net income to net cash from operating activities:

Depreciation and amortization	165,644	158,371	321,921		260,608		235,532		329,194
Deferred taxes and deferred investment tax credit	18,160	68,588	111,219		52,060		79,337		60,791
AFUDC(1) (debt and equity)	(23,955)	(26,934)	(44,503)		(67,968)		(57,776)		(41,524)
Carrying charge on Lenzie Generating Station	-	-	-		-		(16,080)		-
Reinstated interest on deferred energy	-	-	-		-		(11,076)		-
Gain on sale of asset	(7,575)	-	-		-		(1,369)		(7,575)
Other, net	50,347	37,256	(2,004)		100,482		71,543		11,087
FFO (before deferred energy)	237,846	233,420	569,569		554,069		497,406		573,995
Deferred energy	92,909	141,802	306,406		2,717		309,587		257,513
Adjusted FFO	$330,755	$375,222	$875,975		$556,786		$806,993		$831,508

Long-term debt	$5,242,442	$5,571,799	$5,303,357		$5,266,982		$4,137,864		$5,242,442
Current maturities of long-term debt	357,163	9,085	134,474		9,291		110,285		357,163
Total Debt	$5,599,605	$5,580,884	$5,437,831		$5,276,273		$4,248,149		$5,599,605

Interest expense (net of AFUDC(1) - debt)	$160,836	$166,192	$334,314		$300,857		$279,788		$328,958
AFUDC(1) (debt)	10,864	12,168	20,229		29,527		25,967		18,925
Adjusted Interest Expense	$171,700	$178,360	$354,543		$330,384		$305,755		$347,883

Total Debt/FFO			9.55	x	9.52	x	8.54	x	9.76	x
Total Debt/Adjusted FFO			6.21	x	9.48	x	5.26	x	6.73	x
FFO Adjusted Interest Coverage			2.61	x	2.68	x	2.63	x	2.65	x
Adjusted FFO Interest Coverage			3.47	x	2.69	x	3.64	x	3.39	x
Shareholders' Equity			$3,223,922		$3,131,186		$2,996,575		$3,210,763
Total Capitalization (including current maturities of long-term debt)			$8,661,753		$8,407,459		$7,244,724		$8,810,368
Total Debt/Total Capitalization			62.78%		62.76%		58.64%		63.56%

(1)	Allowance for borrowed funds used during construction or allowance for equity funds used during construction.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Nevada Power Company
Funds From Operations (FFO)
	Six Months ended June 30,		Year Ended December 31,						LTM June 30,
	2010	2009	2009		2008		2007		2010

Net Income (Loss)	$17,458	$(22,650)	$134,284		$151,431		$165,694		$174,392

Adjustments to reconcile net income to net cash from operating activities:

Depreciation and amortization	112,755	105,873	215,873		171,080		152,139		222,755
Deferred taxes and deferred investment tax credit	9,137	51,494	96,831		45,039		56,868		54,474
AFUDC(1) (debt and equity)	(21,736)	(23,841)	(38,209)		(45,980)		(29,057)		(36,104)
Carrying charge on Lenzie Generating Station	-	-	-		-		(16,080)		-
Reinstated interest on deferred energy	-	-	-		-		(11,076)		-
Other, net	30,186	19,797	(34,291)		73,209		38,821		(23,902)
FFO (before deferred energy)	147,800	130,673	374,488		394,779		357,309		391,615
Deferred energy	72,096	96,612	216,629		4,211		218,992		192,113
Adjusted FFO	$219,896	$227,285	$591,117		$398,990		$576,301		$583,728

Long-term debt	$3,475,347	$3,712,016	$3,535,440		$3,385,106		$2,528,141		$3,475,347
Current maturities of long-term debt	357,163	9,085	119,474		8,691		8,642		357,163
Total Debt	$3,832,510	$3,721,101	$3,654,914		$3,393,797		$2,536,783		$3,832,510

Interest expense (net of AFUDC(1) - debt)	$107,352	$112,180	$226,252		$186,822		$174,667		$221,424
AFUDC(1) (debt)	9,976	10,668	17,184		20,063		13,196		16,492
Adjusted Interest Expense	$117,328	$122,848	$243,436		$206,885		$187,863		$237,916

Total Debt/FFO			9.76	x	8.60	x	7.10	x	9.79	x
Total Debt/Adjusted FFO			6.18	x	8.51	x	4.40	x	6.57	x
FFO Adjusted Interest Coverage			2.54	x	2.91	x	2.90	x	2.65	x
Adjusted FFO Interest Coverage			3.43	x	2.93	x	4.07	x	3.45	x
Shareholder's Equity			$2,650,039		$2,627,567		$2,376,740		$2,614,530
Total Capitalization (including current maturities of long-term debt)			$6,304,953		$6,021,364		$4,913,523		$6,447,040
Total Debt/Total Capitalization			57.97%		56.36%		51.63%		59.45%

(1)	Allowance for borrowed funds used during construction or allowance for equity funds used during construction.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Sierra Pacific Power Company
Funds From Operations (FFO)
	Six Months ended June 30,		Year Ended December 31,						LTM June 30,
	2010	2009	2009		2008		2007		2010

Net Income	$28,435	$33,940	$73,085		$90,582		$65,667		$67,580

Adjustments to reconcile net income to net cash from operating activities:

Depreciation and amortization	52,889	52,498	106,048		89,528		83,393		106,439
Deferred taxes and deferred investment tax credit	6,440	33,688	32,548		24,598		(36,713)		5,300
AFUDC(1) (debt and equity)	(2,219)	(3,093)	(6,293)		(21,988)		(28,719)		(5,419)
Gain on sale of asset	(7,575)	-	-		-		-		(7,575)
Other, net	19,209	17,364	30,368		22,872		29,451		32,213
FFO (before deferred energy)	97,179	134,397	235,756		205,592		113,079		198,538
Deferred energy	20,813	45,190	89,777		(1,494)		90,595		65,400
Adjusted FFO	$117,992	$179,587	$325,533		$204,098		$203,674		$263,938

Long-term debt	$1,281,500	$1,373,992	$1,282,225		$1,395,987		$1,084,550		$1,281,500
Current maturities of long-term debt	-	-	15,000		600		101,643		-
Total Debt	$1,281,500	$1,373,992	$1,297,225		$1,396,587		$1,186,193		$1,281,500

Interest expense (net of AFUDC(1) - debt)	$34,158	$34,686	$69,413		$72,712		$60,735		$68,885
AFUDC(1) (debt)	888	1,500	3,044		9,464		12,771		2,432
Adjusted Interest Expense	$35,046	$36,186	$72,457		$82,176		$73,506		$71,317

Total Debt/FFO			5.50	x	6.79	x	10.49	x	6.45	x
Total Debt/Adjusted FFO			3.98	x	6.84	x	5.82	x	4.86	x
FFO Adjusted Interest Coverage			4.25	x	3.50	x	2.54	x	3.78	x
Adjusted FFO Interest Coverage			5.49	x	3.48	x	3.77	x	4.70	x
Shareholder's Equity			$1,009,258		$877,961		$1,001,840		$1,012,710
Total Capitalization (including current maturities of long-term debt)			$2,306,483		$2,274,548		$2,188,033		$2,294,210
Total Debt/Total Capitalization			56.24%		61.40%		54.21%		55.86%

(1)	Allowance for borrowed funds used during construction or allowance for equity funds used during construction.